UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): November 18, 2008

COMMISSION FILE NO.: 000-49756
eDOORWAYS Corporation, Inc.
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	76-0513297
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(STATE OR OTHER JURISDICTION OF INCORPORATION)	(IRS EMPLOYER IDENTIFICATION NO.)

2602 Yorktown Place, Houston, TX 77056
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(713) 621-4547
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(ISSUER TELEPHONE NUMBER)

N/A
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(FORMER NAME AND ADDRESS)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective November 18, 2008, the client- auditor relationship between  eDOORWAYS Corporation, Inc. (the "Company") and Webb & Company, P.A., Certified Public Accountants ("Webb") ceased as the former accountant was dismissed. Effective November 18, 2008, the Company engaged GBH CPAs, PC.,Certified Public Accountants ("GBH") as its principal independent public accountant for the fiscal year ended December 31, 2008. The decision to change accountants was recommended and approved by the Company's Board of Directors effective November 18, 2008 . GBH has succeeded Webb & Company, P.A., Certified Public Accountants ("Webb") who served as the Company’s principal independent accountant from October 6, 2006  until November 18, 2008, when Webb was dismissed.

Webb’s audit report included in our consolidated financial statements for the years ended December 31, 2006 and 2007 includes a modification expressing substantial doubt as to our Company’s ability to continue as a going concern, due to our deficit in working capital and recurring losses. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. There were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Webb, would have caused it to make reference to the subject matter of the disagreement in connection with its report on our financial statements for the fiscal years ended December 31, 2006 and 2007, and any later interim period, including the interim period ended March 31, 2008 and through the date of dismissal on November 18, 2008.

As previously disclosed by the Company in its Annual Report on Form 10-K for the year ended December 31, 2007, Webb reported that the Company did not maintain effective internal control over financial reporting as of December 31, 2007 because of the effect of the material weaknesses  in the followings:

(i)	failure to obtain independent Board member approval for related party transactions and,
(ii)	untimely reconciliation of expenses to financial statements and to certain vendors balances.

The Company has authorized Webb to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Webb review the disclosure and Webb has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this report.

The Company has not previously consulted with GBH regarding either:

(i) the application of accounting principles to a specific completed or contemplated transaction; or
(ii) the type of audit opinion that might be rendered on the Company's financial statements

During the Company's fiscal years ended December 31, 2006 and December 31, 2007, and any later interim period, including the interim period ended March 31, 2008.  Webb has reviewed the disclosure required by Item 304 (a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304 (a).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Description

16.1  Letter from Webb & Company, P.A., Certified Public Accountants

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eDOORWAYS Corporation, Inc.
Date: November 24, 2008
By: /s/ Gary F. Kimmons
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Gary F Kimmons
President and Chief Executive Officer